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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  -------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  JANUARY 6, 1997


                               SOFTWARE 2000, INC.
               (Exact Name of Registrant as Specified in Charter)


        MASSACHUSETTS                                0-27030                          04-2734036
(State or Other Jurisdiction                (Commission File Number)                (IRS Employer
      of Incorporation)                                                           Identification No.)


   25 COMMUNICATIONS WAY, HYANNIS, MA                                                    02601
(Address of Principal Executive Offices)                                               (Zip Code)


Registrant's telephone number, including area code:  (508) 778-2000




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits
                  Exhibit No.               Description
                  -----------               -----------

                     99.1                   Press Release of the Company, dated
                                            January 6, 1997.


ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

Effective on January 6, 1997, Software 2000, Inc. (the "Company") acquired all of the issued share capital (the "Time Capital") of Time (Open Systems) Limited, a corporation formed under the laws of the United Kingdom ("Time"), in exchange for cash and the issuance of Common Stock, $.01 par value, in the Company (the
"Company Shares").

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The Company purchased the Time Capital from the individuals indicated below, each a resident of the United Kingdom (the "Sellers"), for the consideration indicated:

                                    Time             Cash              Company
Sellers                             Capital          Paid              Shares
-------                             -------          ----------        -------
Jeffrey William Ashford             15,000           $  838,035        230,960
John Francis Thorley                15,000           $  838,035        230,960
Gary George Richardson              15,000           $  838,035        230,960
Paul Cahill                          5,000           $  279,345         76,987
                                    ------           ----------        -------
Total                               50,000           $2,793,450        769,867

The Company Shares were issued by the Company pursuant to an exemption from registration provided by Regulation S. Each of the Sellers represented to the Company that he was not a "U.S. person" (as defined in Regulation S). The sale and issuance of the Company Shares occurred outside the United States in an "offshore transaction" (as defined in Regulation S), and otherwise in compliance with Regulation S. There was no underwriter used in connection with the sale and issuance of the Company Shares.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SOFTWARE 2000, INC.


Date:  January 21, 1997                By: /s/ Frederick J. Lizza
                                           -------------------------------------
                                           Frederick J. Lizza
                                           President and Chief Executive Officer


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
                                  EXHIBIT INDEX


Exhibit
Number                     Description
-------                    -----------

 99.1                      Press Release of the Company, dated
                           January 6, 1997.




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